EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	YOY % change
Non-interest revenues
Discount revenue	$8,380	$8,580	$8,408	$8,481	$7,947	5
Net card fees	1,974	1,907	1,846	1,789	1,713	15
Service fees and other revenue	1,292	1,294	1,261	1,232	1,218	6
Processed revenue	386	414	424	447	420	(8)
Total non-interest revenues	12,032	12,195	11,939	11,949	11,298	6
Interest income
Interest on loans	5,058	4,910	4,635	4,213	3,939	28
Interest and dividends on investment securities	25	31	33	34	30	(17)
Deposits with banks and other	692	611	572	528	447	55
Total interest income	5,775	5,552	5,240	4,775	4,416	31
Interest expense
Deposits	1,427	1,385	1,290	1,196	994	44
Long-term debt and other	579	563	508	474	439	32
Total interest expense	2,006	1,948	1,798	1,670	1,433	40
Net interest income	3,769	3,604	3,442	3,105	2,983	26
Total revenues net of interest expense	15,801	15,799	15,381	15,054	14,281	11
Provisions for credit losses
Card Member receivables	196	222	206	230	222	(12)
Card Member loans	1,014	1,148	982	923	786	29
Other	59	67	45	45	47	26
Total provisions for credit losses	1,269	1,437	1,233	1,198	1,055	20
Total revenues net of interest expense after provisions for credit losses	14,532	14,362	14,148	13,856	13,226	10

Expenses
Card Member rewards	3,774	3,851	3,794	3,956	3,766	—
Business development	1,392	1,483	1,393	1,388	1,393	—
Card Member services	1,171	1,063	973	949	983	19
Marketing	1,476	1,228	1,236	1,408	1,341	10
Salaries and employee benefits	2,098	2,131	2,047	1,875	2,014	4
Professional services	455	645	477	467	440	3
Data processing and equipment	657	764	704	677	660	—
Other, net	364	685	424	402	462	(21)
Total expenses	11,387	11,850	11,048	11,122	11,059	3
Pretax income	3,145	2,512	3,100	2,734	2,167	45
Income tax provision	708	579	649	560	351	#
Net income	$2,437	$1,933	$2,451	$2,174	$1,816	34
Net income attributable to common shareholders (A)	$2,405	$1,904	$2,418	$2,142	$1,788	35
Effective tax rate	22.5%	23.0%	20.9%	20.5%	16.2%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$3.34	$2.63	$3.30	$2.89	$2.41	39
Average common shares outstanding	721	725	732	740	743	(3)
Diluted
Net income attributable to common shareholders	$3.33	$2.62	$3.30	$2.89	$2.40	39
Average common shares outstanding	722	726	733	741	744	(3)
Cash dividends declared per common share	$0.70	$0.60	$0.60	$0.60	$0.60	17
# - Denotes a variance of 100 percent or more.
See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	YOY % change
Assets
Cash & cash equivalents	$54	$47	$44	$43	$41	32
Card Member receivables, less reserves	60	60	59	58	57	5
Card Member loans, less reserves	121	121	113	110	105	15
Investment securities	2	2	3	4	4	(50)
Other (B)	32	31	32	30	29	10
Total assets	$269	$261	$251	$245	$236	14

Liabilities and Shareholders' Equity
Customer deposits	$134	$129	$124	$123	$121	11
Short-term borrowings	2	1	2	2	2	—
Long-term debt	49	48	46	47	41	20
Other (B)	55	55	52	46	46	20
Total liabilities	240	233	224	218	210	14

Shareholders' Equity	29	28	27	27	26	12
Total liabilities and shareholders' equity	$269	$261	$251	$245	$236	14

Return on average equity (C)	34.3%	31.5%	36.3%	33.0%	28.7%
Return on average common equity (C)	35.9%	33.0%	38.0%	34.6%	30.1%
Book value per common share (dollars)	$37.79	$36.61	$35.32	$34.11	$32.84	15

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23
Shares Outstanding (in millions)
Beginning of period	723	729	736	743	743
Repurchase of common shares	(5)	(6)	(8)	(7)	(1)
Net impact of employee benefit plans and others	1	—	1	—	1
End of period	719	723	729	736	743

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.6%	10.5%	10.7%	10.6%	10.6%
Tier 1	11.3%	11.3%	11.5%	11.4%	11.4%
Total	13.2%	13.1%	13.4%	13.1%	13.1%

Common Equity Tier 1	$23.7	$23.2	$22.5	$21.8	$21.1
Tier 1 Capital	$25.3	$24.8	$24.0	$23.4	$22.7
Tier 2 Capital	$4.1	$4.0	$4.0	$3.4	$3.3
Total Capital	$29.4	$28.8	$28.0	$26.8	$26.0
RWA	$223.4	$219.7	$209.4	$205.3	$198.7
Tier 1 Leverage	9.8%	9.9%	10.0%	9.9%	10.0%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$257.6	$249.6	$240.9	$237.0	$226.1

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	YOY % change
Network volumes (E)	$419.2	$434.4	$420.2	$426.6	$398.9	5
Billed business (E)	$367.0	$379.8	$366.2	$368.1	$345.5	6
Processed volumes (E)	$52.2	$54.6	$54.0	$58.5	$53.4	(2)

Card Member loans	$126.6	$126.0	$118.0	$114.6	$109.1	16

Cards-in-force (millions) (F)	142.4	141.2	138.2	137.9	135.7	5
Proprietary cards-in-force	81.1	80.2	79.6	79.3	78.0	4

Basic cards-in-force (millions) (F)	119.8	118.7	115.9	116.0	113.7	5
Proprietary basic cards-in-force	62.3	61.7	61.2	61.0	60.1	4

Average proprietary basic Card Member spending (dollars)	$5,919	$6,179	$6,000	$6,075	$5,792	2

Average fee per card (dollars) (G)	$98	$95	$93	$91	$88	11

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (H)
	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23
Network volumes (E)	5%	5%	7%	8%	14%	6%	5%	6%	9%	16%
Billed business (E)	6	6	8	8	15	7	6	7	8	16
U.S. Consumer Services	8	7	9	10	16	n/a	n/a	n/a	n/a	n/a
Commercial Services	2	1	1	2	10	2	1	1	2	10
International Card Services	11	14	18	15	21	13	13	15	17	29
Processed volumes (E)	(2)	(2)	(3)	9	8	2	(1)	(1)	13	15

Merchant industry billed business
Goods & Services (G&S) spend (72% of Q1'24 billed business)	6	5	6	6	8	6	5	6	6	9
T&E spend (28% of Q1'24 billed business)	8	9	13	14	37	8	9	13	14	39
Airline spend (8% of Q1'24 billed business)	8	7	13	12	57	9	6	12	12	60

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Billions, except percentages and where indicated)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (I)	2.3%	2.2%	2.0%	2.0%	1.7%
Net write-off rate (principal only) (I)(J)	2.1%	2.0%	1.8%	1.8%	1.6%
30+ days past due as a % of total (J)	1.3%	1.3%	1.2%	1.2%	1.2%

Card Member loans
Total Card Member loans	$126.6	$126.0	$118.0	$114.6	$109.1	16
Credit loss reserves (millions)
Beginning balance	$5,118	$4,721	$4,390	$4,053	$3,747	37
Provisions - principal, interest and fees	1,014	1,148	982	923	786	29
Net write-offs - principal less recoveries	(705)	(631)	(525)	(490)	(397)	78
Net write-offs - interest and fees less recoveries	(150)	(133)	(114)	(107)	(89)	69
Other (K)	(6)	13	(12)	11	6	#
Ending balance	$5,271	$5,118	$4,721	$4,390	$4,053	30
% of loans	4.2%	4.1%	4.0%	3.8%	3.7%
% of past due	297%	297%	316%	336%	330%
Average loans	$124.7	$121.8	$116.6	$112.4	$107.7	16
Net write-off rate (principal, interest and fees) (I)	2.7%	2.5%	2.2%	2.1%	1.8%
Net write-off rate (principal only) (I)(J)	2.3%	2.1%	1.8%	1.7%	1.5%
30+ days past due as a % of total (J)	1.4%	1.4%	1.3%	1.1%	1.1%

Net interest income divided by average Card Member loans (L)	12.2%	11.7%	11.7%	11.1%	11.2%
Net interest yield on average Card Member loans (L)	12.0%	11.7%	11.7%	11.2%	11.3%

Card Member receivables
Total Card Member receivables	$59.8	$60.4	$58.8	$58.2	$57.5	4
Credit loss reserves (millions)
Beginning balance	$174	$174	$210	$223	$229	(24)
Provisions - principal and fees	196	222	206	230	222	(12)
Net write-offs - principal and fees less recoveries	(217)	(223)	(241)	(243)	(230)	(6)
Other (K)	(2)	1	(1)	—	2	#
Ending balance	$151	$174	$174	$210	$223	(32)
% of receivables	0.3%	0.3%	0.3%	0.4%	0.4%
Net write-off rate (principal and fees) (I)	1.5%	1.5%	1.7%	1.7%	1.6%
Net write-off rate (principal only) (I)(J)	1.7%	1.7%	1.9%	1.9%	1.9%
30+ days past due as a % of total (J)	1.1%	1.1%	1.1%	1.2%	1.4%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Billions, except percentages and where indicated)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	YOY % change
Other loans (B)
Total other loans	$7.6	$7.1	$6.6	$6.3	$5.9	29
Credit loss reserves (millions)
Beginning balance	$126	$108	$98	$83	$59	#
Provisions	53	52	39	43	40	33
Net write-offs	(43)	(34)	(29)	(28)	(16)	#
Other (K)	—	—	—	—	—	—
Ending balance	$136	$126	$108	$98	$83	64
% of other loans	1.8%	1.8%	1.6%	1.6%	1.4%

Other receivables (B)
Total other receivables	$3.8	$3.7	$4.4	$3.1	$3.0	27
Credit loss reserves (millions)
Beginning balance	$27	$27	$24	$25	$22	23
Provisions	6	15	6	2	7	(14)
Net write-offs	(6)	(16)	(3)	(3)	(3)	#
Other (K)	—	1	—	—	(1)	#
Ending balance	$27	$27	$27	$24	$25	8
% of other receivables	0.7%	0.7%	0.6%	0.8%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q1'24
Non-interest revenues	$4,766	$3,194	$2,437	$1,655	$(20)	$12,032
Interest income	3,481	1,005	583	17	689	5,775
Interest expense	748	414	307	(198)	735	2,006
Total revenues net of interest expense	7,499	3,785	2,713	1,870	(66)	15,801
Total provisions for credit losses	727	355	182	6	(1)	1,269
Total revenues net of interest expense after provisions for credit losses	6,772	3,430	2,531	1,864	(65)	14,532
Card Member rewards, business development, Card Member services and marketing	4,075	1,819	1,555	352	12	7,813
Salaries and employee benefits and other operating expenses	1,084	733	724	495	538	3,574
Total expenses	5,159	2,552	2,279	847	550	11,387
Pretax income (loss)	$1,613	$878	$252	$1,017	$(615)	$3,145
Q1'23
Non-interest revenues	$4,359	$3,107	$2,267	$1,596	$(31)	$11,298
Interest income	2,775	706	467	14	454	4,416
Interest expense	551	321	224	(131)	468	1,433
Total revenues net of interest expense	6,583	3,492	2,510	1,741	(45)	14,281
Total provisions for credit losses	584	283	181	6	1	1,055
Total revenues net of interest expense after provisions for credit losses	5,999	3,209	2,329	1,735	(46)	13,226
Card Member rewards, business development, Card Member services and marketing	3,813	1,854	1,419	388	9	7,483
Salaries and employee benefits and other operating expenses	1,056	725	721	462	612	3,576
Total expenses	4,869	2,579	2,140	850	621	11,059
Pretax income (loss)	$1,130	$630	$189	$885	$(667)	$2,167
YOY % change
Non-interest revenues	9	3	7	4	35	6
Interest income	25	42	25	21	52	31
Interest expense	36	29	37	(51)	57	40
Total revenues net of interest expense	14	8	8	7	(47)	11
Total provisions for credit losses	24	25	1	—	#	20
Total revenues net of interest expense after provisions for credit losses	13	7	9	7	(41)	10
Card Member rewards, business development, Card Member services and marketing	7	(2)	10	(9)	33	4
Salaries and employee benefits and other operating expenses	3	1	—	7	(12)	—
Total expenses	6	(1)	6	—	(11)	3
Pretax income (loss)	43	39	33	15	8	45

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	YOY % change
Non-interest revenues	$4,766	$4,782	$4,680	$4,643	$4,359	9
Interest income	3,481	3,399	3,228	2,934	2,775	25
Interest expense	748	786	700	647	551	36
Net interest income	2,733	2,613	2,528	2,287	2,224	23
Total revenues net of interest expense	7,499	7,395	7,208	6,930	6,583	14
Total provisions for credit losses	727	860	752	659	584	24
Total revenues net of interest expense after provisions for credit losses	6,772	6,535	6,456	6,271	5,999	13
Card Member rewards, business development, Card Member services and marketing	4,075	3,811	3,804	3,965	3,813	7
Salaries and employee benefits and other operating expenses	1,084	1,255	1,068	1,056	1,056	3
Total expenses	5,159	5,066	4,872	5,021	4,869	6
Pretax segment income	$1,613	$1,469	$1,584	$1,250	$1,130	43

(Billions, except percentages and where indicated)
Billed business (E)	$153.4	$159.7	$153.5	$155.4	$142.3	8
Proprietary cards-in-force (millions) (F)	44.4	43.8	43.4	43.2	42.4	5
Proprietary basic cards-in-force (millions) (F)	31.1	30.7	30.4	30.2	29.7	5
Average proprietary basic Card Member spending (dollars)	$4,962	$5,229	$5,062	$5,181	$4,822	3

Segment assets	$104.3	$107.2	$98.2	$94.9	$90.6	15

Card Member loans
Total loans	$82.3	$83.2	$77.7	$75.6	$72.0	14
Average loans	$81.7	$80.3	$77.1	$74.2	$71.6	14
Net write-off rate (principal, interest and fees) (I)	2.8%	2.5%	2.2%	2.1%	1.9%
Net write-off rate (principal only) (I)	2.3%	2.1%	1.7%	1.7%	1.5%
30+ days past due as a % of total	1.4%	1.4%	1.3%	1.1%	1.1%

Net interest income divided by average Card Member loans (L)	13.4%	12.9%	13.0%	12.4%	12.6%
Net interest yield on average Card Member loans (L)	13.0%	12.7%	12.7%	12.1%	12.3%

Card Member receivables
Total receivables	$13.6	$14.8	$13.2	$13.7	$13.3	2
Net write-off rate (principal and fees) (I)	1.5%	1.3%	1.3%	1.3%	1.3%
Net write-off rate (principal only) (I)	1.3%	1.2%	1.2%	1.2%	1.2%
30+ days past due as a % of total	0.8%	0.8%	0.9%	0.8%	1.0%

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)
	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	YOY % change
Non-interest revenues	$3,194	$3,266	$3,257	$3,301	$3,107	3
Interest income	1,005	949	881	792	706	42
Interest expense	414	407	391	364	321	29
Net interest income	591	542	490	428	385	54
Total revenues net of interest expense	3,785	3,808	3,747	3,729	3,492	8
Total provisions for credit losses	355	368	323	339	283	25
Total revenues net of interest expense after provisions for credit losses	3,430	3,440	3,424	3,390	3,209	7
Card Member rewards, business development, Card Member services and marketing	1,819	1,855	1,818	1,895	1,854	(2)
Salaries and employee benefits and other operating expenses	733	919	754	782	725	1
Total expenses	2,552	2,774	2,572	2,677	2,579	(1)
Pretax segment income	$878	$666	$852	$713	$630	39

(Billions, except percentages and where indicated)
Billed business (E)	$127.1	$131.3	$129.5	$130.2	$125.0	2
Proprietary cards-in-force (millions) (F)	15.4	15.4	15.4	15.4	15.2	1
Average proprietary basic Card Member spending (dollars)	$8,261	$8,515	$8,434	$8,490	$8,283	—

Segment assets	$58.1	$55.4	$56.6	$54.3	$53.8	8

Card Member loans
Total loans	$27.6	$25.8	$25.2	$23.8	$23.1	19
Average loans	$26.6	$25.6	$24.4	$23.5	$22.1	20
Net write-off rate (principal, interest and fees) (I)	2.6%	2.4%	2.0%	1.9%	1.4%
Net write-off rate (principal only) (I)	2.3%	2.1%	1.8%	1.6%	1.2%
30+ days past due as a % of total	1.5%	1.4%	1.2%	1.2%	1.1%

Net interest income divided by average Card Member loans (L)	9.0%	8.4%	8.0%	7.3%	7.1%
Net interest yield on average Card Member loans (L)	10.6%	10.3%	10.1%	9.6%	9.4%

Card Member receivables
Total receivables	$27.0	$26.2	$28.3	$27.2	$27.5	(2)
Net write-off rate (principal and fees) (I)	1.4%	1.5%	1.5%	1.5%	1.5%
Net write-off rate (principal only) - small business (I)	2.1%	2.0%	2.1%	2.1%	2.1%
30+ days past due as a % of total - small business	1.4%	1.5%	1.4%	1.7%	1.8%
90+ days past billing as a % of total - corporate	0.5%	0.4%	0.4%	0.5%	0.5%

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	YOY % change
Non-interest revenues	$2,437	$2,466	$2,390	$2,349	$2,267	7
Interest income	583	574	538	497	467	25
Interest expense	307	348	285	261	224	37
Net interest income	276	226	253	236	243	14
Total revenues net of interest expense	2,713	2,692	2,643	2,585	2,510	8
Total provisions for credit losses	182	194	154	198	181	1
Total revenues net of interest expense after provisions for credit losses	2,531	2,498	2,489	2,387	2,329	9
Card Member rewards, business development, Card Member services and marketing	1,555	1,488	1,376	1,386	1,419	10
Salaries and employee benefits and other operating expenses	724	866	726	748	721	—
Total expenses	2,279	2,354	2,102	2,134	2,140	6
Pretax segment income (loss)	$252	$144	$387	$253	$189	33

(Billions, except percentages and where indicated)
Billed business (E)	$85.4	$88.1	$82.7	$81.8	$76.9	11
Proprietary cards-in-force (millions) (F)	21.3	21.0	20.8	20.7	20.4	4
Proprietary basic cards-in-force (millions) (F)	15.8	15.6	15.4	15.4	15.2	4
Average proprietary basic Card Member spending (dollars)	$5,436	$5,684	$5,382	$5,360	$5,110	6

Segment assets	$41.5	$42.2	$38.6	$38.2	$36.3	14

Card Member loans - consumer and small business
Total loans	$16.7	$17.0	$15.1	$15.2	$14.0	19
Average loans	$16.4	$15.9	$15.1	$14.7	$13.9	18
Net write-off rate (principal, interest and fees) (I)	2.6%	2.5%	2.6%	2.8%	2.1%
Net write-off rate (principal only) (I)	2.2%	2.1%	2.1%	2.4%	1.8%
30+ days past due as a % of total	1.3%	1.3%	1.4%	1.3%	1.4%

Net interest income divided by average Card Member loans (L)	6.8%	5.6%	6.6%	6.4%	7.0%
Net interest yield on average Card Member loans (L)	9.5%	9.1%	9.4%	9.0%	9.2%

Card Member receivables
Total receivables	$19.2	$19.4	$17.3	$17.3	$16.7	15
Net write-off rate (principal and fees) (I)	1.6%	1.8%	2.2%	2.3%	2.1%
Net write-off rate (principal only) - consumer and small business (I)	1.7%	1.8%	2.4%	2.5%	2.4%
30+ days past due as a % of total - consumer and small business	1.0%	1.0%	1.1%	1.2%	1.3%
90+ days past billing as a % of total - corporate	0.5%	0.5%	0.6%	0.5%	0.4%

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	YOY % change
Non-interest revenues	$1,655	$1,693	$1,656	$1,675	$1,596	4
Interest income	17	15	14	14	14	21
Interest expense	(198)	(233)	(181)	(174)	(131)	(51)
Net interest income	215	248	195	188	145	48
Total revenues net of interest expense	1,870	1,941	1,851	1,863	1,741	7
Total provisions for credit losses	6	14	6	1	6	—
Total revenues net of interest expense after provisions for credit losses	1,864	1,927	1,845	1,862	1,735	7
Business development, Card Member services and marketing	352	457	390	420	388	(9)
Salaries and employee benefits and other operating expenses	495	648	469	479	462	7
Total expenses	847	1,105	859	899	850	—
Pretax segment income	$1,017	$822	$986	$963	$885	15

(Billions)
Total network volumes (E)	$419.2	$434.4	$420.2	$426.6	$398.9	5

Segment assets	$24.9	$23.7	$20.8	$17.0	$17.1	46

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23
ROE
Annualized Net income	$9,748	$8,374	$9,804	$8,696	$7,264
Average shareholders' equity	$28,410	$26,557	$27,013	$26,347	$25,352
Return on average equity (C)	34.3%	31.5%	36.3%	33.0%	28.7%

Reconciliation of ROCE
Annualized Net income	$9,748	$8,374	$9,804	$8,696	$7,264
Preferred share dividends and equity related adjustments	57	58	58	58	57
Earnings allocated to participating share awards and other	73	64	75	69	55
Net income attributable to common shareholders	$9,618	$8,252	$9,671	$8,569	$7,152

Average shareholders' equity	$28,410	$26,557	$27,013	$26,347	$25,352
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$26,826	$24,973	$25,429	$24,763	$23,768
Return on average common equity (C)	35.9%	33.0%	38.0%	34.6%	30.1%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23
Consolidated
Net interest income	$3,769	$3,604	$3,442	$3,105	$2,983
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	882	821	770	728	624
Interest income not attributable to our Card Member loan portfolio (N)	(916)	(824)	(767)	(703)	(602)
Adjusted net interest income (L)	$3,735	$3,601	$3,445	$3,130	$3,005
Average Card Member loans (billions)	$124.7	$121.8	$116.6	$112.4	$107.7
Net interest income divided by average Card Member loans (L)	12.2%	11.7%	11.7%	11.1%	11.2%
Net interest yield on average Card Member loans (L)	12.0%	11.7%	11.7%	11.2%	11.3%

U.S. Consumer Services
Net interest income	$2,733	$2,613	$2,528	$2,287	$2,224
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	36	71	41	44	36
Interest income not attributable to our Card Member loan portfolio (N)	(122)	(112)	(101)	(91)	(82)
Adjusted net interest income (L)	$2,647	$2,572	$2,468	$2,240	$2,178
Average Card Member loans (billions)	$81.7	$80.3	$77.1	$74.2	$71.6
Net interest income divided by average Card Member loans (L)	13.4%	12.9%	13.0%	12.4%	12.6%
Net interest yield on average Card Member loans (L)	13.0%	12.7%	12.7%	12.1%	12.3%

Commercial Services
Net interest income	$591	$542	$490	$428	$385
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	184	186	185	178	162
Interest income not attributable to our Card Member loan portfolio (N)	(74)	(65)	(55)	(46)	(38)
Adjusted net interest income (L)	$701	$663	$620	$560	$509
Average Card Member loans (billions)	$26.6	$25.6	$24.4	$23.5	$22.1
Net interest income divided by average Card Member loans (L)	9.0%	8.4%	8.0%	7.3%	7.1%
Net interest yield on average Card Member loans (L)	10.6%	10.3%	10.1%	9.6%	9.4%

International Card Services
Net interest income	$276	$226	$253	$236	$243
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	126	156	121	110	88
Interest income not attributable to our Card Member loan portfolio (N)	(15)	(16)	(17)	(16)	(13)
Adjusted net interest income (L)	$387	$366	$357	$330	$318
Average Card Member loans (billions)	$16.4	$15.9	$15.1	$14.7	$14.0
Net interest income divided by average Card Member loans (L)	6.8%	5.6%	6.6%	6.4%	7.0%
Net interest yield on average Card Member loans (L)	9.5%	9.1%	9.4%	9.0%	9.2%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $18 million, $14 million, $19 million, $17 million and $14 million in Q1'24, Q4'23, Q3'23, Q2'23 and Q1'23, respectively; and (ii) dividends on preferred shares of $14 million, $15 million, $14 million, $15 million and $14 million in Q1'24, Q4'23, Q3'23, Q2'23 and Q1'23, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Network volumes represent our total volumes. Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions.
(F)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(H)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(I)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(J)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(K)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(L)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(M)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(N)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.